Exhibit 10.1

Supplemental Agreement No. 29

to

Purchase Agreement No. 1977

between

The Boeing Company

and

American Airlines, Inc.

Relating to Boeing Model 737-800 Aircraft

THIS SUPPLEMENTAL AGREEMENT, entered into as of July 29, 2008, (Supplemental Agreement Number 29) by and between THE BOEING COMPANY, a Delaware corporation with offices in Seattle, Washington, (Boeing) and AMERICAN AIRLINES, INC., a Delaware corporation with offices in Fort Worth, Texas, together with its successors and permitted assigns (Customer);

WHEREAS, Boeing and Customer entered into Purchase Agreement No. 1977 dated October 31, 1997, relating to Boeing Model 737-823 aircraft, as amended and supplemented (the Purchase Agreement).  Capitalized terms used herein without definitions shall have the meanings specified therefore in such Purchase Agreement;

WHEREAS, pursuant to Letter Agreement No. 6-1162-AKP-075 titled Aircraft Purchase Rights and Substitution Rights (the “Rights Letter”), Boeing and Customer have agreed to, among other things, the treatment of aircraft Purchase Rights;

WHEREAS, pursuant to Purchase Agreement No. 1977 Supplement Agreement No. 19 (“SA 19”), Boeing and Customer have agreed to, among other things, [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT];

WHEREAS, pursuant to Letter Agreement No. 6-1162-LAJ-936, Boeing and Customer have agreed to, among other things [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT];

WHEREAS, Customer wishes to [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT];

WHEREAS, Customer wishes to [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT];

WHEREAS, pursuant to Section 6 of SA 19, as revised in Table 1(R3) in SA 26, Customer wishes to [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]; and

WHEREAS, Customer and Boeing wish to amend the Purchase Agreement by consolidating Table 1(R4) and Table 1A(R7) into Tables 1, 1A and 1B, with respect to [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Purchase Agreement as follows:

1.	Table of Contents, Articles, Tables and Exhibits, and Letter Agreements:

1.1 The Table of Contents dated June 2008 of the Purchase Agreement is removed, in its entirety, and replaced with the Table of Contents attached hereto and hereby made a part of the Purchase Agreement;

1.2 The Table 1(R4) and Table 1A(R7) to the Purchase Agreement are removed, in their entirety, and replaced with the Tables 1, 1A and 1B attached hereto and hereby made a part of the Purchase Agreement with respect to [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT];

1.3 Attachment B(R9) to the Rights Letter is removed, in its entirety, and replaced with Attachment B attached hereto and hereby made part of the Purchase Agreement. The revised numbers of certain Customer MADP rights, pursuant to this Supplemental Agreement  Number 29, are reflected in the attached Attachment B;

1.4 Attachment C(R4) to the Rights Letter is removed, in its entirety, and replaced with the Attachment C attached hereto and hereby made part of the Purchase Agreement. The revised numbers of certain Customer QADP rights, pursuant to this Supplemental Agreement  Number 29, are reflected in the attached Attachment C; and

1.5 Supplement Exhibit BFE1(R9) is removed, in its entirety, and replaced with Supplement Exhibit BFE1 attached hereto and hereby made part of the Purchase Agreement. The updated on-dock dates for all contracted firm Aircraft thru December 2013 are reflected in the attached Supplement Exhibit BFE1.

2.	Advance Payments for Aircraft.

Customer and Boeing each agree that due at the signing of this Agreement, Customer owes Boeing a total of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

The Purchase Agreement will be deemed to be amended to the extent provided herein and as so amended will continue in full force and effect.  In the event of any inconsistency between the above provisions and the provisions contained in the referenced exhibits to this Supplemental Agreement, the terms of the exhibits will control.

EXECUTED IN DUPLICATE as of the day and year first above written.

THE BOEING COMPANY                                                                                     AMERICAN AIRLINES, INC.

By:                                               By:

Its: Attorney-In-Fact	Its: VP Corporate Development and Treasurer

P.A. No. 1977                                                          SA-29
AAL Page

TABLE OF CONTENTS

 SA
ARTICLES NUMBER

1.                   Quantity, Model and Description                                                                                              SA21

2.                   Delivery Schedule

3.                   Price

4.                   Payment

5.                   Miscellaneous

TABLE

1	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	SA29

1A	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	SA29

1B	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	SA29

EXHIBITS

A.	Aircraft Configuration

   A1                      Aircraft Configuration SA28

B.                   Aircraft Delivery Requirements and Responsibilities

C.                   Defined Terms

SUPPLEMENTAL EXHIBITS

   AE1                                                                                                                             Escalation Adjustment Airframe and Optional FeaturesSA20

BFE1                   BFE Variables SA29

CS1                   Customer Support Variables

SLP1                   Service Life Policy Components

EE1                   Engine Escalation, Engine Warranty and Patent Indemnity

LETTER AGREEMENTS

6-1162-AKP-070                                   Miscellaneous Commitments for Model 737, 757,
767 and 777 Aircraft

6-1162-AKP-071                                   Purchase Obligations

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

6-1162-AKP-074R2                                   Business Considerations

6-1162-AKP-075                                   Aircraft Purchase Rights and Substitution Rights
- Attachment A
- Attachment B SA29
- Attachment C SA29

6-1162-AKP-076                                   Aircraft Performance Guarantees

6-1162-AKP-077                                   Spares Matters

6-1162-AKP-078                                   Model 737 Miscellaneous Commitments

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

6-1162-AKP-080                                   Installation of Cabin Systems Equipment

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

6-1162-AKP-082                                   Confidentiality

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

6-1162-AKP-117                                   Delivery Schedule

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]SA28

PA No. 1977                                                                 SA29

Table 1 to
Purchase Agreement No. 1977

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

PA No. 1977                                                                 SA29

Table 1 to
Purchase Agreement No. 1977

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

PA No. 1977                                                                SA29

Table 1 to
Purchase Agreement No. 1977

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

PA No. 1977                                                                SA29

Table 1 to
Purchase Agreement No. 1977

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

PA No. 1977                                                                SA29

Table 1 to
Purchase Agreement No. 1977

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

PA No. 1977                                                                 SA29

Table 1A to
Purchase Agreement No. 1977

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

PA No. 1977                                                                SA29

Table 1A to
Purchase Agreement No. 1977

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

PA No. 1977                                                                SA29

Table 1A to
Purchase Agreement No. 1977

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

PA No. 1977                                                                SA29

Table 1B to
Purchase Agreement No. 1977

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

PA No. 1977                                                                 SA29

Table 1B to
Purchase Agreement No. 1977

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

PA No. 1977                                                                SA29

Attachment B to Letter Agreement 6-1162-AKP-075

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

PA No. 1977                                                                 SA29

Attachment B to Letter Agreement 6-1162-AKP-075

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

PA No. 1977                                                                SA29

Attachment C to Letter Agreement 6-1162-AKP-075

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

PA No. 1977                                                                 SA29

Attachment C to Letter Agreement 6-1162-AKP-075

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

PA No. 1977                                                                SA29

BUYER FURNISHED EQUIPMENT VARIABLES

between

THE BOEING COMPANY

and

AMERICAN AIRLINES, INC.

Supplemental Exhibit BFE1 to Purchase Agreement Number 1977

P.A. No. 1977                                                            BFE1
SA29 AAL
BOEING PROPRIETARY

BOEING PROPRIETARY

BUYER FURNISHED EQUIPMENT VARIABLES

relating to

BOEING MODEL 737 AIRCRAFT

This Supplemental Exhibit BFE1 contains vendor selection dates, on-dock dates and other variables applicable to the Aircraft.

1.           Supplier Selection.

Customer will:

1.1           Select and notify Boeing of the suppliers and part numbers of the following BFE items by the following dates:

Galley System                                                                           Complete

Galley Inserts                                                                           Complete

Seats (passenger)                                                                Complete

Cabin Systems Equipment                                                                           Complete

Miscellaneous Emergency Equipment                                                                Complete

Cargo Handling Systems                                                                Complete

For a new certification, supplier requires notification [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]to
Cargo Handling System on-dock date.

P.A. No. 1977                                                         BFE1-
SA29  AAL
BOEING PROPRIETARY

BOEING PROPRIETARY

2.           On-dock Dates

 On or before [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], Boeing will provide to Customer a BFE Requirements On-Dock/Inventory Document (BFE Document) or an electronically transmitted BFE Report which may be periodically revised, setting forth the items, quantities, on-dock dates and shipping instructions relating to the in-sequence installation of BFE.  For planning purposes, a preliminary BFE on-dock schedule is set forth below:

Item                                                              Preliminary On-Dock Dates

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
	Aircraft	Aircraft
Seats	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Galleys/Furnishings
Antennas & Mounting Equipment
Avionics
Cabin Systems Equipment
Miscellaneous Emergency Equipment
Textiles/Raw Material
Cargo Systems
Provision Kits
Winglets

Item                                                              Preliminary On-Dock Dates

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
	Aircraft	Aircraft
Seats	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Galleys/Furnishings
Antennas & Mounting Equipment
Avionics
Cabin Systems Equipment
Miscellaneous Emergency Equipment
Textiles/Raw Material
Cargo Systems
Provision Kits
Winglets

Item                                                              Preliminary On-Dock Dates

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
	Aircraft	Aircraft
Seats	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Galleys/Furnishings
Antennas & Mounting Equipment
Avionics
Cabin Systems Equipment
Miscellaneous Emergency Equipment
Textiles/Raw Material
Cargo Systems
Provision Kits
Winglets

Item                                                              Preliminary On-Dock Dates

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
	Aircraft	Aircraft
Seats	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Galleys/Furnishings
Antennas & Mounting Equipment
Avionics
Cabin Systems Equipment
Miscellaneous Emergency Equipment
Textiles/Raw Material
Cargo Systems
Provision Kits
Winglets

Item                                                              Preliminary On-Dock Dates

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
	Aircraft	Aircraft
Seats	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Galleys/Furnishings
Antennas & Mounting Equipment
Avionics
Cabin Systems Equipment
Miscellaneous Emergency Equipment
Textiles/Raw Material
Cargo Systems
Provision Kits
Winglets

Item                                                              Preliminary On-Dock Dates

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
	Aircraft	Aircraft
Seats	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Galleys/Furnishings
Antennas & Mounting Equipment
Avionics
Cabin Systems Equipment
Miscellaneous Emergency Equipment
Textiles/Raw Material
Cargo Systems
Provision Kits
Winglets

Item                                                              Preliminary On-Dock Dates

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Aircraft
Seats	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Galleys/Furnishings
Antennas & Mounting Equipment
Avionics
Cabin Systems Equipment
Miscellaneous Emergency Equipment
Textiles/Raw Material
Cargo Systems
Provision Kits
Winglets

P.A. No. 1977                                                         BFE1-
SA29  AAL
BOEING PROPRIETARY

BOEING PROPRIETARY

Item                                                              Preliminary On-Dock Dates

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
	Aircraft	Aircraft
Seats	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Galleys/Furnishings
Antennas & Mounting Equipment
Avionics
Cabin Systems Equipment
Miscellaneous Emergency Equipment
Textiles/Raw Material
Cargo Systems
Provision Kits
Winglets

Item                                                              Preliminary On-Dock Dates

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
	Aircraft	Aircraft
Seats	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Galleys/Furnishings
Antennas & Mounting Equipment
Avionics
Cabin Systems Equipment
Miscellaneous Emergency Equipment
Textiles/Raw Material
Cargo Systems
Provision Kits
Winglets

Item                                                              Preliminary On-Dock Dates

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
	Aircraft	Aircraft
Seats	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Galleys/Furnishings
Antennas & Mounting Equipment
Avionics
Cabin Systems Equipment
Miscellaneous Emergency Equipment
Textiles/Raw Material
Cargo Systems
Provision Kits
Winglets

Item                                                              Preliminary On-Dock Dates

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
	Aircraft	Aircraft
Seats	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Galleys/Furnishings
Antennas & Mounting Equipment
Avionics
Cabin Systems Equipment
Miscellaneous Emergency Equipment
Textiles/Raw Material
Cargo Systems
Provision Kits
Winglets

Item                                                              Preliminary On-Dock Dates

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
	Aircraft	Aircraft
Seats	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Galleys/Furnishings
Antennas & Mounting Equipment
Avionics
Cabin Systems Equipment
Miscellaneous Emergency Equipment
Textiles/Raw Material
Cargo Systems
Provision Kits
Winglets

Item                                                              Preliminary On-Dock Dates

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Aircraft
Seats	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Galleys/Furnishings
Antennas & Mounting Equipment
Avionics
Cabin Systems Equipment
Miscellaneous Emergency Equipment
Textiles/Raw Material
Cargo Systems
Provision Kits
Winglets

3.	Additional Delivery Requirements

Customer will insure that Customer’s BFE suppliers provide sufficient information to enable Boeing, when acting as Importer of Record for Customer’s BFE, to comply with all applicable provisions of the U.S. Customs Service.

P.A. No. 1977                                                         BFE1-
SA29  AAL
BOEING PROPRIETARY

American Airlines, Inc.
6-1162-CLO-1034  Page 16

6-1162-CLO-1034

American Airlines, Inc.
P.O. Box 619616
Dallas-Fort Worth Airport, Texas  75261-9616

Subject:                      Installation of Cabin Systems Equipment

Reference:	Purchase Agreement No. 1977 (the Purchase Agreement) between The Boeing Company (Boeing) and American Airlines, Inc. (Customer) relating to Model 737-823 aircraft (the Aircraft)

This Letter Agreement amends and supplements the Purchase Agreement.  All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

Customer has requested that Boeing install in the Aircraft the in-flight entertainment and cabin communications systems (IFE/CCS) described in Attachment A to this Letter Agreement.

Because of the complexity of the IFE/CCS, special attention and additional resources will be required during the development, integration, certification, and manufacture of the Aircraft to achieve proper operation of the IFE/CCS at the time of delivery of the Aircraft.  To assist Customer, Boeing will perform the functions of project manager (the Project Manager) as set forth in Attachment B.

1.                Responsibilities.

1.1                Customer will:

1.1.1                Provide Customer's IFE/CCS system requirements to Boeing;

1.1.2                Customer has already selected the IFE/CCS suppliers (Suppliers).
1.1.3                Promptly after selecting Suppliers, participate with Boeing in meetings with Suppliers to ensure that Supplier's functional system specifications meet Customer and Boeing's respective requirements.  Such functional systems specifications define functionality to which Boeing will test prior to delivery but is not a guarantee of functionality at delivery;

1.1.4                Select Supplier part numbers;

1.1.5                Negotiate and obtain agreements on product assurance, product support following Aircraft delivery (including spares support), and any other special business arrangements directly with Suppliers;

1.1.6                Provide pricing information for part numbers selected above to Boeing by a mutually selected date;

1.1.7                Negotiate and obtain agreements with any required service providers; and

1.1.8                Include in Customer's contract with any seat supplier a condition obligating such seat supplier to enter into and comply with a Boeing approved bonded stores agreement.  This bonded stores agreement will set forth the procedures concerning the use, handling and storage for the Boeing owned IFE/CCS equipment during the time such equipment is under the seat supplier's control.

1.2                Boeing will:

1.2.1                Perform the Project Manager functions stated in Attachment B;

1.2.2                Provide Aircraft interface requirements to Suppliers;

1.2.3                Assist Suppliers in the development of their IFE/CCS system specifications and approve such specifications;

1.2.4                Negotiate terms and conditions (except for price, product assurance, product support following Aircraft delivery and any other special business arrangements) and enter into contracts with Suppliers and manage such contracts for the IFE/CCS;

1.2.5                Coordinate the resolution of technical issues with Suppliers;

1.2.6                Ensure that at time of Aircraft delivery the IFE/CCS configuration meets the requirements of the Options contained in Attachment A to this Letter Agreement as such Attachment A may be amended from time to time; and

1.2.7                Obtain FAA certification of the Aircraft with the IFE/CCS installed therein.

2.                Software.

IFE/CCS systems may contain software of the following two types.

2.1                Systems Software.  The software required to operate and certify the IFE/CCS systems on the Aircraft is the Systems Software and is part of the IFE/CCS.

2.2                Customer's Software.  The software accessible to the Aircraft passengers which controls Customer's specified optional features is Customer's Software and is not part of the IFE/CCS.

2.2.1             Customer is solely responsible for specifying Customer's Software functional and performance requirements and ensuring that Customer's Software meets such requirements.  Customer and Customer's Software supplier will have total responsibility for the writing, certification, modification, revision, or correction of any of Customer's Software.  Boeing will not perform the functions and obligations described in paragraph 1.2 above, nor the Project Manager's functions described in Attachment B, for Customer's Software.

2.2.2             The omission of any Customer's Software or the lack of any functionality of Customer's Software will not be a valid condition for Customer's rejection of the Aircraft at the time of Aircraft delivery.

2.2.3             Boeing has no obligation to approve any documentation to support Customer's Software certification.  Boeing will only review and operate Customer's Software if in Boeing's reasonable opinion such review and operation is necessary to certify the IFE/CCS system on the Aircraft.

2.2.4                      Boeing will not be responsible for obtaining FAA certification for Customer's Software.

3.                Changes.

3.1                After Boeing and Supplier have entered into a contract for the purchase of the IFE/CCS, changes to such contract may only be made by Boeing.  Any Customer request for changes to the IFE/CCS specification after the Boeing/Supplier contract has been signed must be made in writing directly to Boeing.  Boeing shall respond to such request by Customer in a timely manner.  If such change is technically feasible and Boeing has the resources and time to incorporate such change, then Boeing shall negotiate with the Supplier to incorporate such change into the contract for the IFE/CCS.  Any Supplier price increase resulting from such a change will be negotiated between Customer and Supplier.

3.2                Boeing and Customer recognize that the developmental nature of the IFE/CCS may require changes to the IFE/CCS or the Aircraft in order to ensure (i) compatibility of the IFE/CCS with the Aircraft and all other Aircraft systems, and (ii) FAA certification of the Aircraft with the IFE/CCS installed therein.  In such event Boeing will notify Customer and recommend to Customer the most practical means for incorporating any such change.  If within 15 days after such notification Customer and Boeing through negotiations cannot mutually agree on the incorporation of any such change or alternate course of action, then the remedies available to Boeing in Paragraph 6 shall apply.

3.3                The incorporation into the Aircraft of any mutually agreed change to the IFE/CCS may result in Boeing adjusting the price of the Options contained in Attachment A to this Letter Agreement.

3.4                Boeing's obligation to obtain FAA certification of the Aircraft with the IFE/CCS installed is limited to the IFE/CCS as described in Attachment A, as Attachment A may be amended from time to time.

4.                Supplier Defaults.

Boeing shall notify Customer in a timely manner in the event of a default by a Supplier under the Supplier's contract with Boeing.  Within 15 days of Customer's receipt of such notification, Boeing and Customer shall agree through negotiations on an alternative Supplier or other course of action.  If Boeing and Customer are unable to agree on an alternative Supplier or course of action within such time, the remedies available to Boeing in Paragraph 6 shall apply.

5.                Exhibits B and C to the AGTA.

IFE/CCS is deemed to be BFE for the purposes of Exhibit B, Customer Support Document, and Exhibit C, the Product Assurance Document, of the AGTA.

6.                [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]:

6.1                [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]; or

6.2                [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

6.3                [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

7.           Advance Payments.

7.1           [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT])
.

7.2           Aircraft Price.  [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

8.                Customer's Indemnification of Boeing.

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

P.A. No. 1977
Cabin_Systems_Equipment
BOEING PROPRIETARY

American Airlines, Inc.
6-1162-CLO-1034  Page 16

9.	Title and Risk of Loss.

Title and risk of loss of IFE/CCS equipment will remain with Boeing until the Aircraft title is transferred to Customer.

If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated above, please indicate your acceptance and approval below.

Very truly yours,

THE BOEING COMPANY

By

Its           Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:                                , 2008

AMERICAN AIRLINES, INC.

By

Its

P.A. No. 1977
Cabin_Systems_Equipment
BOEING PROPRIETARY

Attachment A to

Letter Agreement No. 6-1162-CLO-1034

Page

Attachment A
Cabin Systems Equipment

The following Options describe the items of equipment that under the terms and conditions of this Letter Agreement are considered to be IFE/CCS.  Each such Option is fully described in Option Document /document number/ as described in Exhibit A to the Purchase Agreement.  Final configuration will be based on Customer acceptance of any or all Options listed below.

Option Request Number and Title

2451B815K32  IN-FLIGHT ENTERTAINMENT - POWER DISTRIBUTION PANEL WIRING -  INSTALLATION FOR ADDITIONAL CAPACITY

2454B491A36  IN-SEAT POWER OUTLETS - INSTALLATION - PC POWER 110 VAC 60 HZ  - 112 OUTLETS - ASTRONICS - BFE/SPE

2454B491A37  MP - IN-SEAT POWER OUTLETS - INSTALLATION - PC POWER 110 VAC 60 HZ  - 112 OUTLETS - ASTRONICS - BFE

4420B650Z01  IFE SYSTEM - TERMINAL DATA LOADER (TDL) PARTIAL PROVISIONS - SYSTEM CONTROLLER ANALOG (SC-A) SERVER BASED SYSTEM

4420B650Z06  MP - IFE SYSTEM - INSTALLATION OF PARTIAL PROVISIONS - TERMINAL DATA LOADER (TDL)  - SYSTEM CONTROLLER ANALOG (SC-A) SERVER BASED SYSTEM

4420C583K97  IN FLIGHT ENTERTAINMENT - PARTIAL PROVISIONS FOR A SERVER BASED SYSTEM - SYSTEM CONTROLLER-ANALOG ON E8 WITH LEGACY AUDIO AND VIDEO - G7 BITE PANEL PROVISIONS - PANASONIC

4420C583K98  IN FLIGHT ENTERTAINMENT - ADDITIONAL PARTIAL PROVISIONS FOR A SERVER BASED SYSTEM - SYSTEM CONTROLLER-ANALOG ON E8 WITH LEGACY AUDIO AND VIDEO - G7 BITE PANEL - 160 PAX - PANASONIC - BFE/SPE

4420C583K99  MP - IN FLIGHT ENTERTAINMENT -  REPLACEMENT - BITE PANEL TO CLOSET G7 - PANASONIC - CSE

P.A. No. 1977Cabin_Systems_Equipment
BOEING PROPRIETARY

Attachment B
Project Manager

This Attachment B describes the functions that Boeing will perform as Project Manager to support (i) the development and integration of the IFE/CCS and (ii) the FAA certification of the IFE/CCS when installed on the Aircraft.

1.           Project Management

Boeing will perform the following functions for the IFE/CCS.  Boeing will have authority to make day-to-day management decisions, and decisions on technical details which in Boeing's reasonable opinion do not significantly affect form, fit, function, cost or aesthetics.  Boeing will be responsible for:

A.	Managing the development of all program schedules;

B.	Evaluating and approving Supplier's program management and developmental plans;

C.	Defining program metrics and status requirements;

D.	Scheduling and conducting program status reviews;

E.	Scheduling and conducting design and schedule reviews with Customer and Suppliers;

F.       Monitoring compliance with schedules;

G.	Evaluating and approving any recovery plans or plan revisions which may be required of either Suppliers or Customer;

H.	Leading the development of a joint IFE/CCS project management plan (the Program Plan) and;

I.	Managing the joint development of the System Specification

2.           System Integration

Boeing's performance as Project Manager will include the functions of systems integrator (Systems Integrator).  As Systems Integrator Boeing will perform the following functions:

A.	As required, assist Suppliers in defining their system specifications for the IFE/CCS, approve such specifications and develop an overall system functional specification;

B.	Coordinate Boeing, Customer and Supplier teams to ensure sufficient Supplier and Supplier sub system testing and an overall cabin system acceptance test are included in the Program Plan; and

C.
Organize and conduct technical coordination meetings with Customer and Suppliers to review responsibilities, functionality, Aircraft installation requirements and overall program schedule, direction and progress.

3.           Seat Integration

A.
Boeing will coordinate the interface requirements between seat suppliers and Suppliers.  Interface requirements are defined in Boeing Document Nos. D6-36230, "Passenger Seat Design and Installation"; D6-36238, "Passenger Seat Structural Design and Interface Criteria"; D222W232, "Seat Wiring and Control Requirements"; and D222W013-4, "Seat Assembly Functional Test Plan".

B.	The Suppliers will be required to coordinate integration testing and provide seat assembly functional test procedures for seat electronic parts to seat suppliers and Boeing, as determined by Boeing.

C.	The Suppliers will assist the seat suppliers in the preparation of seat assembly functional test plans.

P.A. No. 1977Cabin_Systems_Equipment
BOEING PROPRIETARY